UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 16, 2022

NAPCO SECURITY TECHNOLOGIES, INC.

(Exact name of registrant as specified in charter)

Delaware	0-10004	11-2277818
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

333 Bayview Avenue, Amityville, New York 11701

(Address of principal executive offices)

Registrant’s telephone number, including area code (631) 842-9400

(Former name and former address if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NSSC	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (section 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 4.02.    Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On May 16, 2022, the audit committee of the Company’s board of directors, after considering the recommendation of management and the Company’s independent auditors, concluded that the Company’s previously issued audited financial statements for the years ended June 30, 2021, 2020 and 2019, included in the Company’s annual report on Form 10-K for the year ended June 30. 2021 (the “Original Form 10-K”), and the related report of its independent registered public accounting firm, Baker Tilly US, LLP (“Baker Tilly”), should no longer be relied upon. Also, management’s report on internal controls over financial reporting and Baker Tilly’s opinion with respect thereto for the year ended June 30, 2021 should no longer be relied upon.

Subsequent to the filing of the Original Form 10-K, management reviewed its methodology for calculating its reserves for obsolete inventory.

During this review, management identified changes related to the Company’s reserves for obsolete inventory that it deemed appropriate. The reserves reflected in the Company’s Original Form 10-K relied primarily on estimates developed by management, which were based on historic and institutional knowledge and judgements as to the potential for obsolescence for items deemed at risk. Upon management’s review, it was determined a systematic method of evaluation, which utilized historical data, including sales data and component parts usage, as well as product life cycles, trends and judgement, is more accurate. This resulted in changes to the Company’s reserves for obsolescence for fiscal years 2021, 2020 and 2019. The effects of these changes on the financial statements for these periods are shown in Exhibit 4.0.

Management has determined that a material weakness existed in the Company’s internal control over financial reporting, and that disclosure controls and procedures were not effective at June 30, 2021. The Company has enhanced its procedures and controls surrounding the evaluation of the Company’s reserve for inventory obsolesence, and will continue to refine these procedures and controls. While we have taken measures which we believe address the underlying causes of this material weakness, we cannot at this time estimate how long it will take to complete testing of the controls and our efforts may not prove to be successful in remediating this material weakness.

The Company has discussed with Baker Tilly the matters related to the restatement as disclosed in this Item 4.02.

Item 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits:

4.0	Effects of Restatement
10 4	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

NAPCO SECURITY TECHNOLOGIES, INC.
(Registrant)

Date: May 17, 2022	By:	/s/ Kevin S. Buchel
Kevin S. Buchel
Executive Vice President and Chief Financial Officer